FORTRESS MUNICIPAL INCOME FUND, INC.
PROSPECTUS

An open-end, diversified management investment company (a mutual fund) that seeks a high level of current income exempt from the federal regular income tax by investing primarily in a professionally managed, diversified portfolio of municipal bonds.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Fortress Municipal Income Fund, Inc. (the "Fund"). Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated October 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact your financial institution.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated October 31, 1995

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                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights...........................................................2

General Information............................................................3

Fortress Investment Program....................................................3

Investment Information.........................................................4
  Investment Objective.........................................................4
  Investment Policies..........................................................4
     Acceptable Investments....................................................4
       Characteristics.........................................................5
     When-Issued and Delayed
       Delivery Transactions...................................................5
     Temporary Investments.....................................................5
     Other Investment Techniques...............................................5
  Portfolio Turnover...........................................................6
  Municipal Bonds..............................................................6
  Investment Risks.............................................................6
     Reducing Risks of Lower-Rated
       Securities..............................................................7
       Credit Research.........................................................7
       Diversification.........................................................7
       Economic Analysis.......................................................7
  Investment Limitations.......................................................7
Net Asset Value................................................................8

Investing in the Fund..........................................................9
  Share Purchases..............................................................9
     Through a Financial Institution...........................................9
     Directly by Mail..........................................................9
     Directly by Wire..........................................................9
  Minimum Investment Required..................................................9
  What Shares Cost.............................................................9
     Dealer Concession........................................................10
  Eliminating the Sales Charge................................................10
     Quantity Discounts and
       Accumulated Purchases..................................................10
     Letter of Intent.........................................................11
     Reinvestment Privilege...................................................11
     Concurrent Purchases.....................................................11
  Systematic Investment Program...............................................11
  Exchange Privilege..........................................................12
  Certificates and Confirmations..............................................12
  Dividends and Distributions.................................................12

Redeeming Shares..............................................................13
  Through a Financial Institution.............................................13
  Directly by Mail............................................................13
     Signatures...............................................................13
     Receiving Payment........................................................14
  Contingent Deferred Sales Charge............................................14
  Systematic Withdrawal Program...............................................15
  Accounts with Low Balances..................................................15

Fund Information..............................................................16
  Management of the Fund......................................................16
     Board of Directors.......................................................16
     Investment Adviser.......................................................16
     Advisory Fees............................................................16
     Adviser's Background.....................................................16
  Distribution of Fund Shares.................................................17
     Distribution and Shareholder Services....................................17
     Supplemental Payments to Financial
       Institutions...........................................................17
  Administration of the Fund..................................................18
     Administrative Services..................................................18
     Custodian................................................................18
     Transfer Agent and Dividend
       Disbursing Agent.......................................................18
     Independent Auditor......................................................18

Shareholder Information.......................................................19
  Voting Rights...............................................................19

Tax Information...............................................................19
  Federal Income Tax..........................................................19
  Pennsylvania Personal Property Taxes........................................20
  Other State and Local Taxes.................................................20

Performance Information.......................................................21
Appendix......................................................................21
Addresses.....................................................................23

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                            SUMMARY OF FUND EXPENSES
                      FORTRESS MUNICIPAL INCOME FUND, INC.

                                                 SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)........................................................................       1.00%
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)........................................................................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable) (1)..................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...........................................       None
Exchange Fee.................................................................................................       None


                                                     ANNUAL OPERATING EXPENSES
                                              (As a percentage of average net assets)
Management Fee...............................................................................................       0.60%
12b-1 Fee (2)................................................................................................       0.00%
Total Other Expenses.........................................................................................       0.48%
     Shareholder Services Fee.....................................................................       0.25%
          Total Operating Expenses...........................................................................       1.08%


(1) The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description see "Contingent Deferred Sales Charge".

(2) The Fund has no present intention of paying or accruing the 12b-1 fee during the fiscal year ending August 31, 1996. If the Fund were paying or accruing the 12b-1 fee, the Fund would be able to pay up to 0.25% of its average daily net assets for the 12b-1 fee. See "Fund Information".

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                      1 year     3 years    5 years    10 years
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period.............................     $31        $55        $69        $140
You would pay the following expenses on the same investment, assuming no
redemption................................................................     $21        $44        $69        $140


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


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                              FINANCIAL HIGHLIGHTS
                      FORTRESS MUNICIPAL INCOME FUND, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated October 13, 1995 on the Fund's financial statements for the year ended August 31, 1995, and on the following table for each of the periods presented, is included in the Annual Report dated August 31, 1995, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                        YEAR ENDED AUGUST 31,
                                 1995       1994     1993       1992       1991       1990       1989       1988     1987(A)
NET ASSET VALUE, BEGINNING OF
PERIOD                           $10.56  $   11.28  $10.78  $   10.39  $   10.00  $   10.23  $    9.76  $   10.07   $ 10.00
-------------------------------
INCOME FROM INVESTMENT
OPERATIONS
-------------------------------
  Net investment income           0.63       0.61    0.62       0.66       0.70       0.72       0.74       0.78      0.26
-------------------------------
  Net realized and unrealized
  gain (loss) on investments      0.15      (0.73)   0.51       0.39       0.40      (0.23)      0.49      (0.36)     0.07
-------------------------------  -----  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----
  Total from investment
  operations                      0.78      (0.12)   1.13       1.05       1.10       0.49       1.23       0.42      0.33
-------------------------------  -----  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----
LESS DISTRIBUTIONS
-------------------------------
  Distributions from net
  investment income              (0.63)     (0.60)  (0.63)     (0.66)     (0.71)     (0.72)     (0.76)     (0.73)    (0.26)
-------------------------------  ------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------
NET ASSET VALUE, END OF PERIOD   $10.71  $   10.56  $ 11.28    $ 10.78    $ 10.39  $   10.00  $   10.23  $    9.76   $ 10.07
-------------------------------  ------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------
TOTAL RETURN (B)                  7.73%    (1.06%)   10.86%     10.45%     11.37%      4.98%     13.09%      4.43%    3.48%
-------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------
  Expenses                        1.08%      1.09%    1.09%      1.05%      1.02%      1.01%      0.90%      1.02%   0.86%(c)
-------------------------------
  Net investment income           6.18%      5.56%    5.65%      6.18%      6.86%      7.07%      7.27%      8.03%   7.14%(c)
-------------------------------
  Expense waiver/
  reimbursement (d)               0.00%      0.00%    0.00%      0.14%      0.33%      0.39%      0.83%      0.70%   0.29%(c)
-------------------------------
SUPPLEMENTAL DATA
-------------------------------
  Net assets, end of period
  (000 omitted)                $426,010   $472,232   $458,331   $248,768   $135,628    $89,907    $62,501    $25,151  $22,829
-------------------------------
  Portfolio turnover              13%        27%        7%        14%        18%        24%        24%        34%       0%
-------------------------------


(a) Reflects operations for the period from April 10, 1987, (date of initial public investment) to August 31, 1987. For the peroid from the start of business, April 1, 1987 to April 9, 1987, net investment income aggregating $0.01 per share was distributed to the Fund's investment adviser. Such distribution represented the net investment income of the Fund prior to the initial public offering of the Fund shares which commenced on April 10, 1987.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated August 31, 1995, which can be obtained free of charge.


--------------------------------------------------------------------------------
                              GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund is designed primarily for individuals seeking high current income through a professionally managed, diversified portfolio of lower quality municipal bonds. A minimum initial investment of $1,500 is required. Fund shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on certain shares, other than shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates. Fund assets may be used in connection with the distribution of Fund shares.

--------------------------------------------------------------------------------
                          FORTRESS INVESTMENT PROGRAM

This Fund is a member of a family of funds, collectively known as the Fortress Investment Program (the "Program"). The other funds in the Program are:

   American Leaders Fund, Inc., providing growth of capital and income through high-quality stocks;

   California Municipal Income Fund, providing current income exempt from federal regular income tax and California personal income taxes;

   Fortress Adjustable Rate U.S. Government Fund, Inc., providing current income consistent with lower volatility of principal through a diversified portfolio of adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities;

   Fortress Bond Fund, providing current income primarily through high-quality corporate debt;

   Fortress Utility Fund, Inc., providing high current income and moderate capital appreciation primarily through equity and debt securities of utility companies;

   Government Income Securities, Inc., providing current income through long-term U.S. government securities;

   Liberty Equity Income Fund, Inc., providing above-average income and capital appreciation through income producing equity securities;

   Limited Term Fund, providing a high level of current income consistent with minimum fluctuation in principal value;

   Limited Term Municipal Fund, providing a high level of current income which is exempt from federal regular income tax consistent with the preservation of capital;


   Money Market Management, Inc., providing current income consistent with stability of principal through high-quality money market instruments;

   New York Municipal Income Fund, providing current income exempt from federal regular income tax, New York personal income taxes, and New York City income taxes;

   Ohio Municipal Income Fund, providing current income exempt from federal regular income tax and Ohio personal income taxes;

   Strategic Income Fund, providing high current income through investing in domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations; and

   World Utility Fund, providing total return by investing primarily in securities issued by domestic and foreign companies in the utilities industry.

Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.

The Program provides flexibility and diversification for an investor's long-term investment planning. It enables an investor to meet the challenges of changing market conditions by offering convenient exchange privileges which give access to various investment vehicles and by providing the investment services of proven, professional investment advisers.

--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide a high level of current income which is generally exempt from the federal regular income tax (federal regular income tax does not include the federal alternative minimum tax). The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

The Fund pursues its investment objective by investing primarily in a diversified portfolio of municipal bonds. The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. The Fund may invest up to but less than 35% of its net assets in lower quality municipal bonds. These bonds will usually offer higher yields than higher-rated bonds but involve greater investment risk at the time of issue. (See "Investment Risks.")

INVESTMENT POLICIES

Unless otherwise designated, the investment policies described below may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

                             ACCEPTABLE INVESTMENTS

The Fund invests primarily in municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from the federal regular income tax. It is likely, however, that shareholders will be required to include interest from a portion of the municipal bonds owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

CHARACTERISTICS

The municipal bonds which the Fund buys are rated Ba or higher by Moody's Investors Service, Inc. ("Moody's") or rated BB or higher by Standard & Poor's Ratings Group ("S&P"). The Fund will limit its purchases of municipal bonds rated Ba and BB (commonly known as "junk bonds") to up to but less than 35% of its net assets. The Fund may buy bonds which are unrated but which the adviser judges to be similar in quality to those rated bonds which it purchases. A description of the ratings categories is contained in the Appendix to this prospectus.

While the Fund normally will invest its assets in lower quality municipal bonds, it may invest in higher quality issues, particularly when the difference in returns between securities of different quality classifications is, and is expected to remain, very narrow.

                            WHEN-ISSUED AND DELAYED
                             DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                             TEMPORARY INVESTMENTS

The Fund invests its assets so that at least 80% of its annual interest income is exempt from the federal regular income tax, except when investing for "defensive" purposes as described below. This policy cannot be changed without approval of shareholders. From time to time on a temporary basis, or when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: fixed or variable rate notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those it considers to be of good quality.

                          OTHER INVESTMENT TECHNIQUES

The Fund may purchase a right to sell a security held by it back to the issuer or to another party at an agreed upon price at any time during a stated period or on a certain date. These rights may be referred to as "liquidity puts" or "standby commitments."

The Fund may also hedge all or a portion of its investments by entering into futures contracts or options on them. Any gains realized on futures contracts and options thereon are taxable. The Fund will notify shareholders before it engages in these futures transactions.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

MUNICIPAL BONDS

Municipal bonds are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. Municipal bonds are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Certain types of "private activity" municipal bonds are issued to obtain funding for privately operated facilities.

There are two categories of municipal bonds: general obligation and revenue. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Payment of principal and interest on such bonds is dependent solely on the revenue generated by the facility financed by the bond or other specified sources of revenue or collateral. Private activity bonds are typically one type of "revenue" bonds.

In most cases, lower quality bonds are private activity bonds or other revenue bonds which are not payable from general tax revenues. The Fund may invest more than 25% of the value of its assets in private activity bonds which may result in more than 25% of the Fund's assets being invested in one industry. It is also possible that the Fund may from time to time invest more than 25% of its assets in health care facilities revenue obligations, housing agency revenue obligations or electric utility obligations. Economic, business, political and other developments generally affecting the revenues of issuers in such a market segment (for example, proposed legislation or pending court decisions affecting the financing of projects and market factors affecting the demand for their services or products) may have a general adverse impact on all municipal bonds in the segment.

The Fund does not intend to purchase securities if, as a result of such purchase, more than 25% of the value of its total assets would be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States.

INVESTMENT RISKS

The value of the shares will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal bonds in the Fund's portfolio as well as on market conditions. Generally speaking, the lower quality, long-term bonds in which the Fund invests have greater fluctuation in value than high quality, shorter-term bonds.

Municipal bond prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a bond was purchased, the bond, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a bond was purchased, the bond, if sold, might be sold at a price greater than its cost. (In either instance, if the bond was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Prices of lower grade bonds also fluctuate with changes in the perceived quality of the credit of their issuers. Consequently, shares may not be suitable for persons who cannot assume the somewhat greater risks of capital depreciation associated with higher tax-exempt income yields. In addition, bonds rated "BBB" by S&P or "Baa" by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.

A large portion of the Fund's portfolio may be invested in bonds whose interest payments are from revenues of similar projects (such as housing or hospitals) or where issuers share the same geographic location. As a result, the Fund may be more susceptible to similar economic, political or regulatory developments than would a portfolio of bonds with a greater geographic and project variety. This susceptibility may result in greater fluctuations in share price.

Many issuers of municipal bonds which have characteristics of rated bonds choose to not have their obligations rated. Unrated bonds may carry a greater risk and a higher yield than rated securities. Although unrated bonds are not necessarily of lower quality, the market for them may not be as broad as that for rated bonds since many investors rely solely on the major rating agencies for credit appraisal.

Further, the lower rated or unrated municipal bonds which the Fund may purchase are frequently traded only in markets where the number of potential purchasers and sellers is limited. This consideration may have the effect of limiting the availability of such bonds for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell such bonds at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The Fund will not invest more than 10% of its total assets in securities which are not readily marketable.

                               REDUCING RISKS OF
                             LOWER-RATED SECURITIES

The Fund's investment adviser believes that the risks of investing in lower rated securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risks include:

CREDIT RESEARCH

When purchasing bonds, rated or unrated, the Fund's investment adviser performs its own credit analysis in addition to using recognized rating agencies. This credit analysis considers the economic feasibility of revenue bond project financing and general purpose borrowings, the financial condition of the issuer or guarantor with respect to liquidity, cash flow and ability to meet anticipated debt service requirements, and political developments that may affect credit quality.

DIVERSIFICATION

The Fund invests in securities of many different issuers to reduce portfolio risks.

ECONOMIC ANALYSIS

The Fund's adviser also considers trends in the overall economy, in geographic areas, in various industries, and in the financial markets.

INVESTMENT LIMITATIONS

The Fund will not:

   borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may, exclusive of custodian intra-day cash advances and the collateralization of such advances, borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings; or

   invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

   invest more than 5% of its total assets in securities of one issuer (except cash and cash items and U.S. government obligations); or

   invest more than 5% of its total assets in industrial development bonds of issuers that have a record of less than three years of continuous operations.

--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of shares outstanding.


--------------------------------------------------------------------------------
                             INVESTING IN THE FUND

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased through an investment dealer who has a sales agreement with the distributor, Federated Securities Corp., or directly from Federated Securities Corp. either by mail or wire. The Fund reserves the right to reject any purchase request.

                        THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase shares. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for shares to be purchased at that day's price. Orders through a financial institution are considered received when the Fund is notified of the purchase order. It is the financial institution's responsibility to transmit orders promptly.

The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").

                                DIRECTLY BY MAIL

To purchase shares directly from Federated Securities Corp.:

   complete and sign the application available from the Fund;

   enclose a check made payable to Fortress Municipal Income Fund, Inc.; and

   send both to the Fund's transfer agent, Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600.

Purchases by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank, into federal funds. This is generally the next business day after State Street Bank receives the check.

                                DIRECTLY BY WIRE

To purchase shares directly from Federated Securities Corp. by Federal Reserve wire, call the Fund. All information needed will be taken over the telephone, and the order is considered received when the transfer agent's bank, State Street Bank, receives payment by wire.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $1,500. Subsequent investments must be in amounts of at least $100.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. However, those unaffiliated institutions through whom shares are purchased may charge fees for services provided which may be related to the ownership of shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed. No sales charge is imposed for shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "Redeeming Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time shares are redeemed.

                               DEALER CONCESSION
For sales of shares of the Fund, the distributor will normally receive up to 100% of the sales charge retained by it. The sales charge for shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

ELIMINATING THE SALES CHARGE

The sales charge can be eliminated on the purchase of shares through:

   quantity discounts and accumulated purchases;

   signing a 13-month letter of intent;

   using the reinvestment privilege; or

   concurrent purchases.

                             QUANTITY DISCOUNTS AND
                             ACCUMULATED PURCHASES

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge. In addition, the sales charge is eliminated for purchases of $1 million or more made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $900,000, and he purchases $100,000 or more at the current public offering price, there will be no sales charge on the additional purchase.

The Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some share redemptions. For example, if a shareholder already owns shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to .50% of those additional shares. For more information on the levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."


To receive the sales charge elimination and/or the contingent deferred sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by their financial institution at the time the purchase is made that shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge and/or reduce the contingent deferred sales charge after it confirms the purchases.

                                LETTER OF INTENT

If a shareholder intends to purchase at least $1 million of shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The 1% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more of shares, is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the 1% sales charge.

This letter of intent also includes a provision for reductions in the contingent deferred sales charge and holding period depending on the amount actually purchased within the 13-month period. For more information on the various levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."

This letter of intent will not obligate the shareholder to purchase shares. The letter may be dated as of a prior date to include any purchases made within the past 90 days.

                             REINVESTMENT PRIVILEGE

If shares have been redeemed in the Fund, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his shares, there may be tax consequences.

                              CONCURRENT PURCHASES

For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Program, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Fortress Funds and $600,000 in the Fund, the sales charge would be eliminated.

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn monthly from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by State Street Bank, plus the 1% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp.


EXCHANGE PRIVILEGE

Shares in Fortress Municipal Income Fund, Inc. or in other Fortress Funds may be exchanged for shares in the Program at net asset value without a sales charge (if previously paid) or a contingent deferred sales charge. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.

Shares in certain Federated Funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for shares at net asset value (plus a sales charge, if applicable). With the exception of exchanges into other Fortress Funds, such exchanges may be subject to a contingent deferred sales charge and possibly a sales charge.

Shareholders using the exchange privilege must exchange shares having a net asset value which at least meets the minimum investment for the fund into which the exchange is being made. Shareholders who desire to automatically exchange shares of a pre-determined amount on a monthly, quarterly, annual or other periodic basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution.

Before a financial institution may request exchange by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept exchange by telephone must first be completed. Exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending on the circumstances, a short or long-term capital gain or loss may be realized. Before making any exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the transfer agent.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during the month.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional shares on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders on the application or by writing to Federated Services Company.
--------------------------------------------------------------------------------
                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem shares calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Directly by Mail," should be considered.

DIRECTLY BY MAIL

Shareholders may also redeem Shares by sending a written request to Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. This written request must include the shareholder's name, the Fund name, the Fund account number, and the share or dollar amount to be redeemed. Shares will be redeemed at their net asset value next determined after the transfer agent receives the redemption request.

If share certificates have been issued, they should be sent by insured mail with the written request to: Federated Services Company, 500 Victory Road-2nd Floor, North Quincy, MA 02171. Shareholders may call the Fund for assistance in redeeming by mail.

                                   SIGNATURES

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

   a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

   a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;


   a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

   any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

                               RECEIVING PAYMENT

A check for the proceeds is mailed within seven days after receipt of proper written redemption instructions from a broker or from the shareholder.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming shares from their Fund accounts within certain time periods of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the Shares redeemed as follows:

                                         CONTINGENT
                                          DEFERRED
  AMOUNT OF PURCHASE     SHARES HELD    SALES CHARGE
                        4 years or
Up to $1,999,999        less                 1%
$2,000,000 to           2 years or
$4,999,999              less                .50%
$5,000,000 or more      1 year or less      .25%


In instances in which shares have been acquired in exchange for shares in other Fortress Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on shares acquired through: (i) the reinvestment of dividends or distributions of long-term capital gains; or (ii) the exchange of shares of Government Income Securities, Inc. where those shares were purchased during that fund's Charter Offering Period. In computing the amount of contingent deferred sales charge for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred first of shares acquired through the reinvestment of dividends and long-term capital gains, second of purchases of shares occurring prior to the number of years necessary to satisfy the applicable hold period, and finally of purchases of shares occurring within the current hold period. For accounts with shares subject to multiple holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.

The contingent deferred sales charge will not be imposed when a redemption results from a return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account, after the beneficial owner attains age 59-1/2; or (iii) from the death or disability of the beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. Contingent deferred sales charges are not charged in connection with exchanges of shares for shares in other Fortress Funds or in connection with redemptions by the Fund of accounts with low balances. Shares originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, as amended, to the extent that no advanced payments are made for purchases made through such entities. In addition, shares held in the Fund by a financial institution for its own account which were originally purchased by the financial institution directly from the Fund's distributor without a sales charge may be redeemed without a contingent deferred sales charge. For more information, see "Supplemental Payments to Financial Institutions."

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have invested at least $10,000 in the Fund (at current offering price).

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.

Contingent deferred sales charges are charged for shares redeemed through this program within four years of their purchase dates.
ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


--------------------------------------------------------------------------------
                                FUND INFORMATION

MANAGEMENT OF THE FUND

                               BOARD OF DIRECTORS

The Fund is managed by a Board of Directors ("Directors"). The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.

                               INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Directors, and could result in severe penalties.

                                 ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to .60 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the fund for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fee at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                              ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.


Jonathan C. Conley has been the Fund's portfolio manager since July 1987. Mr. Conley joined Federated Investors in 1979 and has been a Vice President of the Fund's Adviser since 1982. Mr. Conley is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Virginia.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                                DISTRIBUTION AND
                              SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Plan"), the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and brokers/dealers to provide sales services or distribution-related support services as agents for their clients or customers. The Fund is not currently making payments under the Distribution Plan, nor does it anticipate doing so in the immediate future.

The distributor will pay financial institutions a fee based upon shares subject to the Plan and owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Board of Directors of the Fund provided that for any period the total amount of these fees shall not exceed an annual rate of .25 of 1% of the average net asset value of shares subject to the Plan held during the period by clients or customers of financial institutions. The current annual rate of such fees is .25 of 1%. Any fees paid by the distributor under the Plan, will be reimbursed from the assets of the Fund.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of the Fund to obtain certain personal services for shareholders and the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS

The distributor will pay brokers and financial institutions, for distribution and/or administrative services, an amount equal to 1% of the offering price of the shares acquired by their clients or customers on purchases up to $1,999,999,
 .50% of the offering price on purchases of $2,000,000 to $4,999,999, and .25% of the offering price on purchases of $5,000,000 or more. (This fee is in addition to the 1% sales charge on purchases of less than $1 million.) Any fees paid by the distributor pursuant to these administrative arrangements will be reimbursed by the Adviser. The administrator may elect to receive amounts less than those stated, which would reduce the stated redemption fee and/or the holding period used to calculate the fee.

Furthermore, in addition to payments made pursuant to the Plan and Shareholder Services Agreement, the distributor may pay a supplemental fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars at recreational-type facilities for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. However, in the opinion of the Directors with the advice of counsel, depository institutions are not prohibited from acting in other capacities for investment companies, such as the administrative capacities described above. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in these capacities, or should Congress relax current restrictions on depository institutions, the Directors will consider appropriate changes in the services, but such changes are not expected to affect the net asset value of the Fund.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

     MAXIMUM            AVERAGE AGGREGATE DAILY NET
ADMINISTRATIVE FEE     ASSETS OF THE FEDERATED FUNDS
     .15 of 1%                on the first $250 million
    .125 of 1%                 on the next $250 million
     .10 of 1%                 on the next $250 million
    .075 of 1%      on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

                                   CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, Boston, Massachusetts, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund.

                              INDEPENDENT AUDITOR

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.


--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund is entitled to one vote at all meetings of shareholders. As of October 3, 1995, Merrill Lynch Pierce Fenner & Smith (as owner of record holding shares for its clients), Jacksonville, Florida, owned 27.54% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

--------------------------------------------------------------------------------
                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternate minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

PENNSYLVANIA PERSONAL PROPERTY TAXES

Fund shares are exempt from personal property taxes imposed by counties, municipalities, and school districts.

OTHER STATE AND LOCAL TAXES

Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue and shareholders are urged to consult their own tax advisers.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return, yield, and tax-equivalent yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the contingent deferred sales charge, which, if excluded, would increase the total return, yield, and tax-equivalent yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

--------------------------------------------------------------------------------
                                    APPENDIX

MUNICIPAL BOND RATING DEFINITIONS

STANDARD AND POOR'S RATINGS GROUP

AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.


MOODY'S INVESTORS SERVICE, INC.
AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
--------------------------------------------------------------------------------
                                   ADDRESSES

                      Fortress Municipal Income Fund, Inc.
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                                  DISTRIBUTOR
                        Federated Securities Corporation
                           Federated Investors Tower
                           Pittsburgh, PA 15222-3779

                               INVESTMENT ADVISER
                               Federated Advisers
                           Federated Investors Tower
                           Pittsburgh, PA 15222-3779

                                   CUSTODIAN
                      State Street Bank and Trust Company
                                 P.O. Box 8600
                             Boston, MA 02266-8600

                          TRANSFER AGENT AND DIVIDEND
                                DISBURSING AGENT
                           Federated Services Company
                                 P.O. Box 8600
                             Boston, MA 02266-8600

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               2500 One PPG Place
                           Pittsburgh, PA 15222-5401
                                             FORTRESS MUNICIPAL
                                             INCOME FUND, INC.
                                             PROSPECTUS
                                             An Open-End, Diversified
                                             Management Investment Company
                                             October 31, 1995

       FEDERATED SECURITIES CORP.
      ---------------------------------------------
      Distributor
      A subsidiary of FEDERATED INVESTORS

      FEDERATED INVESTORS TOWER
      PITTSBURGH, PENNSYLVANIA 15222-3779
      Cusip 349557108
      8092709A (10/95)

                      FORTRESS MUNICIPAL INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of the Fund dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus, write or call Fortress Municipal Income Fund, Inc.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated October 31, 1995



















           FEDERATED SECURITIES
           CORP.

           A subsidiary of FEDERATED
           INVESTORS



GENERAL INFORMATION ABOUT THE FUND 1      DETERMINING NET ASSET VALUE     13
INVESTMENT OBJECTIVE AND POLICIES1         Valuing Municipal Bonds        13
 Acceptable Investments         1          Use of Amortized Cost          13
 When-Issued and Delayed Delivery         EXCHANGE PRIVILEGE              13
 Transactions                   1          Reduced Sales Charge           13
 Temporary Investments          1          Requirements for Exchange      13
 Repurchase Agreements          1          Tax Consequences               13
 Reverse Repurchase Agreements  2          Making an Exchange             13
 Portfolio Turnover             2         REDEEMING SHARES                14
INVESTMENT LIMITATIONS          2          Redemption In Kind             14
FORTRESS MUNICIPAL INCOME FUND, INC.      TAX STATUS                      14
MANAGEMENT                      5          The Fund's Tax Status          14
 Fund Ownership                 9          Shareholders' Tax Status       14
 Directors Compensation        10         TOTAL RETURN                    15
INVESTMENT ADVISORY SERVICES   10         YIELD                           15
 Adviser to the Fund           10         TAX-EQUIVALENT YIELD            15
 Advisory Fees                 11          Tax-Equivalency Table          15
ADMINISTRATIVE SERVICES        11         PERFORMANCE COMPARISONS         16
TRANSFER AGENT AND DIVIDEND               ABOUT FEDERATED INVESTORS       17
DISBURSING AGENT               11         FINANCIAL STATEMENTS            18
BROKERAGE TRANSACTIONS         11
PURCHASING SHARES              12
 Distribution and Shareholder
 Services Plan                 12
 Conversion to Federal Funds   12
PURCHASES BY SALES REPRESENTATIVES,
FUND
  DIRECTORS, AND EMPLOYEES     12



GENERAL INFORMATION ABOUT THE FUND

Fortress Municipal Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. It is qualified to do business as a foreign corporation in Pennsylvania.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide a high level of current income which is generally exempt from federal regular income tax. The objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
The Fund invests primarily in municipal bonds.
  CHARACTERISTICS
     The municipal bonds in which the Fund invests have the characteristics set forth in the prospectus.
     If a bond loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to drop the bond from the portfolio, but may consider doing so. If ratings made by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. TEMPORARY INVESTMENTS
The Fund may also invest in temporary investments from time to time for defensive purposes. The Fund does not presently intend to invest in temporary investments other than repurchase agreements.
The Fund might invest in temporary investments:
   o as a reaction to market conditions;
   o while waiting to invest proceeds of sales of shares or portfolio securities, although generally proceeds from sales of shares will be invested in municipal bonds as quickly as possible; or
   o in anticipation of redemption requests.
The Fund will not purchase temporary investments (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of the purchase, 25% or more of the value of its total assets would be invested in any one industry. However, the Fund may, for temporary defensive purposes, invest 25% or more of the value of its assets in cash or cash items, U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked-to-market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Directors ("Directors"). From time to time, such as when suitable municipal bonds are not available, the Fund may retain a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in municipal bonds and thereby reduce the Fund's yield.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased,



are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended August 31, 1995 and August 31, 1994, the portfolio turnover rates were 13% and 27%, respectively. INVESTMENT LIMITATIONS

  BUYING ON MARGIN
     The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Neither the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options on municipal bonds nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge.
The preceding limitations regarding buying on margin, borrowing money, and pledging assets do not apply to intra-day cash advances made by the Fund's custodian, or the grant of a security interest in securities by the Fund to its custodian to collateralize such intra-day cash advances, in order to enable the Fund to settle securities purchases or to redeem shares of the Fund.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of municipal bonds, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies.
  SELLING SHORT
     The Fund will not sell securities short.
  RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  DIVERSIFICATION OF INVESTMENTS
     The Fund will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or instruments secured by money market instruments such as repurchase agreements).
     Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.
     Private activity bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of a private activity bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of its total assets in industrial development bonds where the payment of principal and interest is the responsibility of companies with less than three years of operating history.
  INVESTING IN MINERALS
     The Fund will not purchase or sell oil, gas, or other mineral exploration or development programs or leases.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.



During the past fiscal year, the Fund did not (1) purchase or sell options on securities, as permitted by the investment limitations, without first notifying shareholders; (2) purchase "liquidity puts" or "standby commitments" as described in the prospectus, engage in reverse repurchase agreements, or borrow money in excess of 5% of the value of its total assets; or (3) lend portfolio securities. The Fund does not expect to engage in any of the above activities during the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."


FORTRESS MUNICIPAL INCOME FUND, INC. MANAGEMENT
Officers and Directors are listed with their addresses, present positions with Fortress Municipal Income Fund, Inc., and principal occupations.




John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Director
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.



John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.




James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.




Richard B. Fisher *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President and Director
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.




Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Director
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.




Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Vice President and Treasurer
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Executive Vice President and Treasurer of the Funds.


David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of some of the Funds.




John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp. ; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


     * This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
     @ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board of Directors between meetings of the Board.


As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA



Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S, Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP
Officers and Directors own less than 1% of the Fund's outstanding shares.



Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, as record owner holding Fund shares for its clients, owned approximately 10,893,330 shares (27.5%) of the Fund as of October 3, 1995.


DIRECTORS COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
CORPORATION     CORPORATION*#       FROM FUND COMPLEX +



John F. Donahue      $ -0-       $-0- for the Corporation and
Chairman and Director            68 other investment companies in the
                                 Fund Complex
Thomas G. Bigley     $1,453      $20,688 for the Corporation and
Director                         49 other investment companies in the
                                 Fund Complex
John T. Conroy, Jr.  $1,583      $117,202 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
William J. Copeland  $1,583      $117,202 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
James E. Dowd        $1,583      $117,202 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
Lawrence D. Ellis, M.D.          $1,453 $106,460 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
Richard B. Fisher    $-0-        $-0- for the Corporation and
President and Director             8 other investment companies in the
                                 Fund Complex
Edward L. Flaherty, Jr.          $1,583 $117,202 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
Peter E. Madden      $1,231      $90,563 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
Gregor F. Meyer      $1,453      $106,460 for the Corporation and
Director                         64 other investment companies in the



                                 Fund Complex
John E. Murray, Jr.  $1,083      $-0- for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
Wesley W. Posvar     $1,453      $106,460 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex
Marjorie P. Smuts    $1,453      $106,460 for the Corporation and
Director                         64 other investment companies in the
                                 Fund Complex




*Information is furnished for the fiscal year ended August 31, 1995.
#The aggregate compensation is provided for the Corporation which is comprised of one portfolio.
+The information is provided for the last calendar year.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.
ADVISORY FEES
For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended August 31, 1995, 1994, and 1993, the Fund's Adviser earned $2,576,669, $2,908,854, and $2,017,241, respectively.
  STATE EXPENSE LIMITATION
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed



     2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators".) For the fiscal year ended August 31, 1995, Federated Administrative Services earned $325,090. For the fiscal year ended August 31, 1994, the Administrators collectively earned $458,072. For the fiscal year ended August 31, 1993, Federated Administrative Services, Inc., earned $395,122. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20%, of the outstanding common stock and serves as director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Corporation's accounting records. The fee is based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.
The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include:
   o  advice as to the advisability of investing in securities;
   o  security analysis and reports;
   o  economic studies;
   o  industry studies;
   o  receipt of quotations for portfolio evaluations; and
   o  similar services.
The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the adviser or by affiliates of Federated Investors in advising Federated Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
For the fiscal years ended August 31, 1995, 1994, and 1993, the Fund paid no brokerage commissions on brokerage transactions.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.



By adopting the Distribution Plan, the Board of Directors expects that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; and (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal period ending August 31, 1995, no payments were made pursuant to the Distribution Plan. In addition, for this period, the Fund paid shareholder services fees in the amount of $1,073,612, of which $16,649 was waived. CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES
Directors, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons.



These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
VALUING MUNICIPAL BONDS
The Directors use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issuer, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities and does not rely exclusively on quoted prices.
USE OF AMORTIZED COST
The Directors have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Directors.



EXCHANGE PRIVILEGE

The Securities and Exchange Commission has issued an order exempting the Fund from certain provisions of the Investment Company Act of 1940. As a result, Fund shareholders are allowed to exchange all or some of their shares for shares in other Fortress Funds or certain Federated Funds which are sold with a sales charge different from that of the Fund's or with no sales charge and which are advised by subsidiaries or affiliates of Federated Investors. These exchanges are made at net asset value plus the difference between the Fund's sales charge already paid and any sales charge of the fund into which the shares are to be exchanged, if higher.
The order also allows certain other funds, including funds that are not advised by subsidiaries or affiliates of Federated Investors which do not have a sales charge, to exchange their shares for Fund shares on a basis other than their current offering price. These exchanges may be made to the extent that such shares were acquired in a prior exchange, at net asset value, for shares of a Federated Fund carrying a sales charge.
REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or elimination of the sales charge, the shareholder must notify Federated Securities Corp. or State Street Bank in writing.
REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange shares having a net asset value of at least $1,500. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.
Further information on the exchange privilege and prospectuses for Fortress Funds or certain Federated Funds are available by calling the Fund.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short or long-term capital gain or loss may be realized.
MAKING AN EXCHANGE
Instructions for exchanges for Fortress Funds or certain Federated Funds must be given in writing by the shareholder. Written instructions may require a signature guarantee.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although the transfer agent does not charge for telephone redemptions, the transfer agent's bank reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000. Certain shares redeemed within one to four years of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the administrator for services rendered, and the length of time the investor remains a shareholder in the Fund. Should administrators elect to receive an advance payment that is less than that stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.



REDEMPTION IN KIND
The Fund is obligated to redeem shares solely in cash up to $250,000, or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Directors determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Directors deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and



   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.
  CAPITAL GAINS
     Capital gains or losses may be realized on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
     Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested and regardless of the length of time the shareholder has owned the shares. Any loss by a shareholder on Fund shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.
TOTAL RETURN

The Fund's average annual total returns for the one-year and five-year periods ended August 31, 1995 and the period from April 10, 1987 (effective date of the Fund's registration statement) to August 31, 1995 were 5.53%, 7.55% and 7.58%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. Any applicable redemption fee is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of shares redeemed.
YIELD

The Fund's yield for the thirty-day period ended August 31, 1995 was 5.76%.
The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.
TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the thirty-day period ended August 31, 1995 was 8.00%.



The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt. TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-exempt" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.



                         TAXABLE YIELD EQUIVALENT FOR 1995
                                MULTISTATE MUNICIPAL FUNDS

                            FEDERAL INCOME TAX BRACKET:
              15.00%  28.00%     31.00%      36.00%     39.60%



    JOINT        $1- $39,001-   $94,251-   $143,601-     OVER
    RETURN    39,000  94,250    143,600     256,500    256,500

    SINGLE       $1- $23,351-   $56,551-   $117,951-     OVER
    RETURN    23,350  56,550    117,950     256,500    256,500



           TAX-EXEMPT
                YIELD                 TAXABLE YIELD EQUIVALENT


     1.00%     1.18%    1.39%     1.45%      1.56%       1.66%
     1.50%     1.76%    2.08%     2.17%      2.34%       2.48%
     2.00%     2.35%    2.78%     2.90%      3.13%       3.31%
     2.50%     2.94%    3.47%     3.62%      3.91%       4.14%
     3.00%     3.53%    4.17%     4.35%      4.69%       4.97%
     3.50%     4.12%    4.86%     5.07%      5.47%       5.79%
     4.00%     4.71%    5.56%     5.80%      6.25%       6.62%
     4.50%     5.29%    6.25%     6.52%      7.03%       7.45%
     5.00%     5.88%    6.94%     7.25%      7.81%       8.28%
     5.50%     6.47%    7.64%     7.97%      8.59%       9.11%
     6.00%     7.06%    8.33%     8.70%      9.38%       9.93%
     6.50%     7.65%    9.03%     9.42%     10.16%      10.76%
     7.00%     8.24%    9.72%    10.14%     10.94%      11.59%
     7.50%     8.82%   10.42%    10.87%     11.72%      12.42%
     8.00%     9.41%   11.11%    11.59%     12.50%      13.25%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.



PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in Fund expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the high yield municipal bond funds category in advertising and sales literature.
   o LEHMAN BROTHERS REVENUE BOND INDEX is a total return performance benchmark for the long-term, investment grade, revenue bond market. Returns and attributes for the index are calculated semi-monthly.



   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales charge.
ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the municipal sector, as of December 31, 1994, Federated managed 18 bond funds with approximately $1.9 billion in assets and 18 money market funds with approximately $6.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities.



J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL
Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
*source:  Investment Company Institute


TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients'



portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated mutual funds are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.

FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended
August 31, 1995, are incorporated herein by reference to the Annual Report to Shareholders of the Fund dated August 31, 1995.














                                                                 Cusip 349557108